Exhibit 32

CERTIFICATION OF CEO AND CFO REQUIRED BY RULE 13a-14(b) OR RULE 15d-14(b) AND SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF THE U.S. CODE

In connection with the Quarterly Report of CSX Corporation on Form 10-Q for the period ending September 30, 2021 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James M. Foote, Chief Executive Officer of the registrant, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

1.The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: October 20, 2021

/s/ JAMES M. FOOTE
James M. Foote
President and Chief Executive Officer

In connection with the Quarterly Report of CSX Corporation on Form 10-Q for the period ending September 30, 2021 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Sean R. Pelkey, Acting Chief Financial Officer of the registrant, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

1.The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: October 20, 2021

/s/ SEAN R. PELKEY
Sean R. Pelkey
Vice President and Acting Chief Financial Officer